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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 2001

                        CORPORATE OFFICE PROPERTIES TRUST
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             (Exact names of Registrant as specified in its Charter)


Maryland                           001-14023                    23-2947217
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


  8815 Centre Park Drive, Suite 400
             Columbia, MD                                          21045
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(Address of principal executive offices)                          Zip Code


           REGISTRANTS' TELEPHONE, INCLUDING AREA CODE: (410) 730-9092
                                 Not Applicable
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         (Former name and former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.
         ------------

         On March 30, 2001, Corporate Office Properties Trust (the "Company") entered into an Underwriting Agreement with Credit Suisse First Boston Corporation; A.G. Edwards & Sons, Inc.; Deutsche Banc Alex. Brown; Legg Mason Wood Walker, Incorporated; Prudential Securities Incorporated; McDonald Investments Inc.; Janney Montgomery Scott LLC; and Tucker Anthony Incorporated (the "Underwriters") in connection with an underwritten public offering by the Company of up to 1,000,000 shares (along with 150,000 shares reserved for underwriter's over-allotment option) (the "Shares") of its 10.25% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, at a price of $25.00 per share, resulting in gross aggregate proceeds before underwriters' discount to the Company of approximately $25 million (based on issuance of 1,000,000 Shares). The Shares that are being offered and sold have been registered on Form S-3 (Registration No. 333-71807) relating to the registration of the Shares and certain other securities of the Company, filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on February 4, 1999, Pre-Effective Amendment No. 1 thereto, as filed by the Company with the Commission under the Securities Act on February 22, 1999, Post-Effective Amendment No. 1 thereto, as filed by the Company with the Commission under the Securities Act on May 21, 1999 and Post-Effective Amendment No. 2 thereto, as filed by the Company with the Commission under the Securities Act on November , 2000.

         Prior to the consummation of the transactions contemplated by the Underwriting Agreement, the Company will file Articles Supplementary to its Declaration of Trust with the State of Maryland, amending the Declaration of Trust to permit the issuance of the Shares.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (a)  Financial Statements of Businesses Acquired.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.


              1.1 Underwriting Agreement, dated as of March 30, 2001, by and between the Company and the Underwriters.

              1.2  Articles Supplementary Relating to the Shares.

              1.3  Form of Stock Certificate Relating to the Shares.

              1.4 Sixth Amendment to Second Amended and Restated Agreement of Limited Partnership.

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CORPORATE OFFICE PROPERTIES TRUST



Dated: April 4, 2001                        By: /S/ JOHN H. GURLEY
                                                --------------------------------
                                                Name: John H. Gurley
                                                Title:  Senior Vice President
                                                        and General Counsel




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                                INDEX TO EXHIBITS


EXHIBIT NO.          DESCRIPTION

    1.1 Underwriting Agreement, dated as of March 30, 2001, by and between the Company and the Underwriters.

    1.2              Articles Supplementary Relating to the Shares.

    1.3              Form of Stock Certificate Relating to the Shares.

    1.4 Sixth Amendment to Second Amended and Restated Agreement of Limited Partnership.


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